Exhibit 99.ACCT

EXHIBIT(a)(4)

KPMG LLP (KPMG) served as the independent registered public accounting firm of the Portfolios, included in Appendix A, of the Advanced Series Trust (the “Trust”), for the Portfolios’ fiscal years ended December 31, 2018 and December 31, 2019. KPMG’s reports on the financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During such fiscal year-ends and through January 25, 2020, the date of dismissal, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Portfolios’ financial statements for such period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On January 25, 2020, the Audit Committee and the Trust’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (PwC), to serve as the independent registered public accounting firm for the Portfolios’ fiscal year ending December 31, 2020, thereby replacing KPMG effective upon completion of their December 31, 2019 audits and issuances of their reports thereon. During the Portfolios’ fiscal years ended December 31, 2018 and December 31, 2019 and through January 25, 2020, neither the Trust nor the Portfolios, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Appendix A:

Advanced Series Trust    (1 OF 2 AST Filings)-

AST AQR Emerging Markets Equity Portfolio

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Cohen & Steers Global Realty Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Prudential Core Bond Portfolio

AST QMA Large-Cap Portfolio

AST QMA U.S. Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

February 28, 2020

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for the Advanced Series Trust Portfolios included in Appendix A, and under the dates included in Appendix A, we reported on the financial statements of the Advanced Series Trust Portfolios as of and for the years ended included in Appendix A. On January 25, 2020, we were dismissed as independent registered public accountant effective upon completion of the audits and the issuance of our reports thereon included in Appendix A.

We have read the statements made by the Advanced Series Trust included under Item 13(a)(4) of Form N-CSR dated February 28, 2020, and we agree with such statements except that we are not in a position to agree or disagree with the statements that (1) the Audit Committee and the Advanced Series Trust’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm, and (2) neither the Advanced Series Trust nor the Portfolios, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Portfolios’ financial statements; or (ii) concerned the subject of a disagreement or reportable events.

Very truly yours,

KPMG LLP

Advanced Series Trust

February 28, 2020

Appendix A

Portfolio	Audit Opinion Date	Years Ended
AST AQR Emerging Markets Equity Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2020	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2021	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2022	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2023	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2024	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2025	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2026	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2027	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2028	February 14, 2020	Years ended December 31, 2019 and 2018
AST Bond Portfolio 2029	February 14, 2020	Year ended December 31, 2019 and the period from January 2, 2018 (commencement of operations) through December 31, 2018
AST Bond Portfolio 2030	February 14, 2020	Period from January 2, 2019 (commencement of operations) through December 31, 2019
AST Cohen & Steers Global Realty Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018
AST Cohen & Steers Realty Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Goldman Sachs Small-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Government Money Market Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST High Yield Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018

Advanced Series Trust

February 28, 2020

AST Hotchkis & Wiley Large-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST International Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST International Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Investment Grade Bond Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018
AST J.P. Morgan International Equity Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Jennison Large-Cap Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Loomis Sayles Large-Cap Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST MFS Global Equity Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST MFS Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST MFS Large-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Mid-Cap Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Multi-Sector Fixed Income Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Parametric Emerging Markets Equity Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Prudential Core Bond Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018
AST QMA Large-Cap Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST QMA U.S. Equity Alpha Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018
AST Quantitative Modeling Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018
AST Small-Cap Growth Opportunities Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018

Advanced Series Trust

February 28, 2020

AST Small-Cap Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Small-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST T. Rowe Price Large-Cap Growth Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST T. Rowe Price Large-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST T. Rowe Price Natural Resources Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Templeton Global Bond Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST WEDGE Capital Mid-Cap Value Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Wellington Management Hedged Equity Portfolio	February 12, 2020	Years ended December 31, 2019 and 2018
AST Western Asset Core Plus Bond Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018
AST Western Asset Emerging Markets Debt Portfolio	February 14, 2020	Years ended December 31, 2019 and 2018